Preserver Alternative Opportunities Fund

Institutional Shares – PAOIX

Retail Shares – PAORX

A series of Capitol Series Trust

STATEMENT OF ADDITIONAL INFORMATION

November 9, 2015, as Amended April 18, 2016

This Statement of Additional Information (“SAI”) provides general information about the Preserver Alternative Opportunities Fund (the “Fund”), a series of the Capitol Series Trust (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s’ current prospectus dated November 9, 2015, (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. To obtain a copy of the Fund’s Prospectus, free of charge, please write the transfer agent, Ultimus Asset Services, LLC, (formerly, Huntington Asset Services, Inc.) at P.O. Box 46707, Cincinnati, Ohio 45246-0707, call Shareholder Services at (844) 838-2119, or visit the Fund’s website at www.preserverfunds.com.

DESCRIPTION OF THE TRUST AND FUND

A.	General Information

The Preserver Alternative Opportunities Fund (the “Fund”) was organized as a non-diversified series of Capitol Series Trust (the “Trust”) on September 16, 2015. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Fund currently offers two classes of shares, Institutional Shares and Retail Shares. Preserver Partners, LLC (the “Adviser”), serves as investment adviser to the Fund. The Adviser intends to retain multiple investment sub-advisers to assist with the management of the Fund’s investment portfolio (each a “Sub-Adviser”). Semper Capital Management, L.P. will serve as the initial Sub-Adviser.

Expenses attributable to any series or class are borne by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The Fund does not issue share certificates. Rather, all shares are held in non-certificated form registered on the books of the Fund and Ultimus Asset Services, LLC, the Fund’s transfer agent (the “Transfer Agent”) for the account of the shareholder.

B.	Shareholder Voting and Other Rights

The Trust Agreement permits the Trust’s Board of Trustees (the “Board”), without shareholder approval, to issue an unlimited number of shares of beneficial interest in separate series without par value and to divide series into classes of shares. The Board may from time to time, and without shareholder approval, divide or combine the shares of the Fund or class thereof into a greater or lesser number of shares of that Fund or class so long as the proportionate beneficial interest in the assets belonging to that Fund or class and the rights of shares of any other series or class are in no way affected.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund and in such dividends and distributions out of income belonging to that Fund as declared by the Board.

Each Fund share has the same voting and other rights and preferences as any other shares of the Trust with respect to matters that affect the Trust as a whole. The Fund or class thereof votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to that Fund or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the Investment Company Act of 1940, as amended (the “1940 Act”) requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those series or classes are entitled to vote on the matter.

Ohio law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share owned and fractional votes for each fractional share owns.

The Fund shares do not have cumulative voting rights, any preemptive or conversion rights, or any sinking fund provisions. Any Trustee may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.

The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected.

C.	Redemptions

Voluntary Redemptions. A shareholder may redeem shares of the Fund class at the net asset value per share of that Fund class next-calculated, minus any applicable redemption fee, after the Fund receives the shareholder’s redemption request in proper form.

Mandatory Redemption. Each share of each series and class thereof is subject to redemption by the Trust at the net asset value per share of that series or class next calculated, minus any applicable sales charge: (1) after the Trustees determine, in their sole discretion, that failure to redeem may have materially adverse consequences to any holders of Trust shares, or any series of class thereof or the applicable Fund or Fund class, or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the current Prospectus of the Trust with respect to maintenance of shareholder accounts of a minimum amount.

D.	Termination or Reorganization

Termination. The Trust may be terminated at any time by an instrument executed by a majority of the Trustees then in office upon prior written notice to the Trust’s shareholders. Any series or class may be terminated at any time by an instrument executed by a majority of the Trustees upon prior written notice to the shareholders of that series or class.

Reorganization. The Trustees may sell, convey and transfer the assets of the Trust, or the assets belonging to any one or more series, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another series of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another series of the Trust, shares of such other series) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each series the assets of which are being transferred. If required by the 1940 Act, any such transfer shall be subject to approval of the shareholders of the affected series.

In case of any liquidation of a series or class, the holders of shares of the series or class being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series or class.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

Unless otherwise specified, percentage limitations on investments set forth in the Prospectus and this SAI will be applied at the time of investment. Therefore, these percentages could be exceeded due to a decline in each share class’ net asset value (“NAV”) due to fluctuations in the value of the Fund’s portfolio securities and the liquidation of portfolio securities to fulfill repurchase requests (which the Fund’s Board of Trustees (the “Board”) has, in its sole discretion, authorized) or to pay expenses.

Except for the Fund’s fundamental policies listed below, no other policy of the Fund, including its investment objective, is a fundamental policy of the Fund and may be changed by the Board without the vote of the Fund’s shareholders.

A.	Corporate Equity Securities

Generally. The Fund may invest in equity securities including common stocks, preferred stocks and convertible securities of U.S. and foreign corporate issuers including equity securities of smaller companies. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations may be pronounced.

Risks of Foreign Markets. Securities that trade in foreign markets may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets. Changes in foreign tax laws, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities. Fluctuations in currency exchange rates and changes in regulations governing currency exchange may adversely affect the value of the Fund’s investments in foreign securities denominated or quoted in currencies other than the U.S. dollar. Foreign securities and their issuers may not be subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation. There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies. Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems. Certain foreign brokerage commissions and custody fees may be higher than those in the U.S. Dividends payable on the foreign securities contained in the Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund’s shareholders.

Risks of Emerging Markets. Securities that trade in emerging markets may be less liquid and the prices of these securities may be more volatile than the prices of those securities that trade in more developed foreign markets. Information regarding securities that trade in emerging markets is not always readily available. Greater political and economic uncertainties exist in emerging markets than in developed foreign markets and the securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries. Moreover, very high inflation rates may exist in emerging markets and could negatively impact a country’s economy and securities markets. Emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and thus, may adversely affect the operations of the Fund. Certain emerging markets may impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar. Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies and government actions could have a significant effect on economic conditions in emerging markets, which, in turn, could affect the value of the Fund’s investments. Emerging markets may also be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater affect these risks may have on your investment in a Fund, and as a result, an investment in that Fund may exhibit a higher degree of volatility than either the general the U.S. securities market or the securities markets of developed foreign countries.

Risks Specific to Smaller Company Equity Securities. To the extent that the Fund invests in the equity securities of smaller companies, it takes on additional risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors make smaller companies more likely to fail than companies with larger market capitalizations.

Common Stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Common stockholders are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company’s assets after creditors and, if applicable, preferred stockholders are paid. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock. The Fund may invest in convertible and non-convertible preferred stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value.

Risks of Preferred Stock. The fundamental risk of investing in preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. The market value of all securities, including preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior fixed income security with similar yield characteristics.

Convertible Securities. Convertible securities are fixed income securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period of time at a specified price or formula. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers, but lower than the yield of non-convertible debt. Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable non-convertible securities. By investing in convertible securities, the investor obtains the right to benefit from the capital appreciation potential in the underlying common stock upon the exercise of the conversion right, while earning higher current income than could be available if the stock was purchased directly. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted).

Risks of Convertible Securities. The value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, a convertible security’s conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock.

Because convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. Also, while convertible securities generally have higher yields than common stock, they have lower yields than comparable non-convertible securities and are subject to less fluctuation in value than the underlying stock since they have fixed income characteristics. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

B.	Master Limited Partnerships

The Fund may invest in U.S.-based master limited partnerships (“MLPs”). MLPs are publicly traded partnerships that predominately operate, or directly or indirectly own, energy-related assets. See “Status and Taxation of the Fund” for information relating to tax-related restrictions on the Fund’s investments in MLPs.

Risks of Master Limited Partnerships. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a possibility of liability for all of the obligations of that MLP. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of the Fund’s investment in an MLP will depend in part on the MLP’s treatment as a partnership for U.S. federal income tax purposes. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities. In addition, MLPs have relatively high distribution rates compared to corporate securities. The characterization of these distributions as either return of capital, long-term capital gains or as some other type of return may not be ascertainable until the end of a taxable year and may complicate the calculation of the Fund’s and Fund shareholders’ taxes.

C.	Other Investment Companies

Generally. The Fund may invest in other investment companies to the extent permitted by the 1940 Act. The Fund may invest in closed-end and open-end investment companies registered under the 1940 Act. Closed-end funds include business development companies (each a “BDC”), although such companies are not registered under the 1940 Act, and open-end funds include mutual funds and exchange traded funds (each an “ETF”). The Fund holds interests in investment companies that are not registered under the 1940 Act (each a “Private Fund”). Private Funds are typically organized as limited partnerships or limited liability companies. See “Status and Taxation of the Fund” for information regarding tax-related limitations on the Fund’s investments in Private Funds.

The Fund generally may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market mutual funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale or redemption or if such fees are paid, the Adviser waives its management fee in an amount necessary to offset the amounts paid.

With respect to investments in registered investment companies, the 1940 Act generally limits the Fund from acquiring (i) more than 3% of the total outstanding shares of another registered investment company; (ii) shares of another registered investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other registered investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. While the Fund’s investments in Private Funds are not subject to these limitations, the Fund will limit its investment in any one Private Fund to less than 5% of that Private Fund’s outstanding voting securities.

Risks of Investment Companies. The 1940 Act and the IRC impose numerous constraints on the operations of registered investment companies. These restrictions may prohibit the Fund from making certain investment thus potentially limiting its profitability. Moreover, in order to qualify for registered investment company tax treatment under subchapter M of the RIC (e.g. to be treated as a corporation for tax purposes and to pass through income and capital gains to investors), a registered investment company must satisfy source-of-income, asset diversification and other requirements. The failure to comply with these provisions in a timely manner may prevent qualification as a registered investment company thus requiring the investment company to pay unexpected taxes and penalties, which could be material.

When the Fund invests in another investment company or BDC, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative to those paid the Fund. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Other investment companies may charge fees if interests are redeemed within a certain period of time.

Risks of Private Funds. As an investor in Private Funds, the Fund will not have the benefit of protections afforded by the 1940 Act to investors in registered investment companies. The Adviser will not have control of, or have the ability to exercise influence over, the trading policies or strategies of a Private Fund. A Private Fund’s investment strategies may evolve over time in response to fluctuating market conditions without notice to investors. In addition to its own expenses, the Fund will also bear its allocable share of the costs and expenses of each Private Fund, including its allocable share of the management and incentive compensation paid to a Private Fund’s investment manager. As a result, the Fund’s investments in Private Funds may result in the Fund paying higher expenses than other funds with similar investment objectives and strategies or if it invested directly in the securities held by the Private Funds. The Fund’s interests in Private Funds are illiquid and subject to substantial restrictions on transferability. The Fund may not be able to acquire initial interests (or additional interests) in a Private Fund or withdraw all or a portion of its investment from a Private Fund promptly after it has made a decision to do so because of limitations set forth in that fund’s governing documents (or in such negotiated “side letter” or similar arrangement as the Adviser or Sub-Adviser may be able to negotiate on behalf of the Fund). Private Funds typically provide limited portfolio information. This may result in a Private Fund using investment strategies that are not fully disclosed to the Adviser. Absent the availability of strategy and investment details, the Fund may not be in a position to timely liquidate interests in a Private Fund as changes to the Private Fund strategies and investments evolve over time. Market quotations for Private Funds are not readily available and, therefore, the value of the Fund’s investment in a Private Fund will be valued at fair value pursuant to procedures approved by the Board. Given the subjectivity inherent in fair valuation and the limited portfolio information typically available from a Private Fund, the price at which the Fund values its interest in the Fund may differ from any periodic valuation of the Fund’s interest provided by the Private Fund and the price at which the Fund ultimately sells its interest in the Private Fund.

Closed-End Funds. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. BDCs, while not registered under the 1940 Act, are publicly-traded closed-end funds that seek capital appreciation and income by investing in smaller companies during their initial or growth stages of development. The net asset value per share of a closed-end fund will fluctuate depending upon the performance of the securities held by the fund. A closed-end fund is not required to buy its shares back from investors upon request.

Mutual Funds. Mutual funds are open-end investment companies and issue new shares continuously and redeem shares daily at their net asset value. The net asset value per share of an open-end fund will fluctuate daily depending upon the performance of the securities held by the fund.

Exchange-Traded Funds. ETFs are open-end investment companies that continuously issue shares that are bought and sold on a national securities exchange Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. The net asset value of an ETF can fluctuate up or down due to changes in the market value of the securities owned by the fund. ETF shares are only redeemable from the fund in large blocks.

Risks of Closed-end Funds and ETFs. In addition to risks generally associated with investments in investment company securities, ETFs and closed-end funds are subject to the following risks that do not apply to traditional mutual funds: (1) shares may trade at a market price that is above or below its net asset value; (2) an active trading market for shares may not develop or be maintained; (3) the ETF or closed-end fund may employ an investment strategy that utilizes high leverage ratios; or (4) trading of shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

D.	Real Estate Investment Trusts (“REITs”)

A REIT is a corporation or business trust that invests substantially all of its assets in income producing real estate or real estate related loans or interests. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs invest in real estate mortgage securities and derive income primarily from interest payments. Hybrid REITs have characteristics of both Equity REITs and Mortgage REITs.

Risks of REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality and maturity of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Mortgage REITs are subject to certain additional risks. Rising interest rates tend to extend the duration of the mortgage securities in which they invest, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. In addition, mortgage securities are subject to prepayment risk, which is the risk that when interest rates decline or are low but are expected to rise, borrowers may pay off their debts sooner than expected. This can reduce the returns of Mortgage REITs because the Fund will have to reinvest such prepaid funds at the lower prevailing interest rates. Mortgage securities are also subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

E.	Depositary Receipts

American Depositary Receipts (“ADRs”) are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. Global Depositary Receipts (“GDRs”) are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets.

Depositary receipt facilities may be established as either “unsponsored” or “sponsored.” While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored depositary receipts generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to depositary receipt holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the depositary receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary) although depositary receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depositary receipt holders at the request of the issuer of the deposited securities.

Risks of Depositary Receipts. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. See “Equity Securities – Generally – Risks of Foreign Markets” and “Equity Securities – Generally – Risks of Emerging Markets” for the risks of investing in foreign securities, generally.

F.	Fixed Income Securities

Generally. The Fund may invest in mortgage-backed securities (including collateralized mortgage obligations of U.S. issuers), asset-back securities, municipal securities and corporate debt securities of U.S. and foreign issuers; commercial paper, zero coupon securities, loan participations and inflation-index securities of U.S. issuers, U.S. Government Securities, foreign government securities, U.S. short-term money market instruments, and foreign government securities.

Yields on fixed income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. A portion of the municipal securities held by the Fund may be supported by credit and liquidity enhancements such as letters of credit (which are not covered by federal deposit insurance) or puts or demand features of third party financial institutions, general domestic and foreign banks.

Risks of Fixed Income Securities. Investments in fixed income securities are subject to the following risks:

Credit Risk. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities. The financial condition of an issuer of a fixed income security held by the Fund may cause it to default on interest or principal payments due on a security. This risk generally increases as security credit ratings fall.

Interest Rate Risk. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund’s investment portfolio are paid in full at maturity.

Pre-Payment and Extension Risk. Certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity. Issuers may prepay fixed rate securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers’ fixed income securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

See “Equity Securities – Generally – Risks of Foreign Markets” and “Equity Securities – Generally – Risks of Emerging Markets” for the risks of investing in foreign securities, generally.

Credit Quality. The Fund may invest in investment grade fixed income securities. Fixed income securities are considered to be of investment grade quality if they are rated “Baa” or higher by Moody’s Investor Service, Inc. (“Moody’s”) or “BBB” or higher by Standard & Poor’s Corporation (“S&P”), or are unrated and are deemed to be of comparable quality by the Adviser or a Sub-Adviser (“Investment Grade Securities”), at the time of purchase. The Fund may also purchase fixed income securities that are not Investment Grade Securities otherwise known as “Junk Bonds”.

The Fund may retain securities whose rating has been lowered below investment grade (or that are unrated and determined by the Adviser or a Sub-Adviser to be of comparable quality to securities whose rating has been lowered below investment grade) if the Adviser or a Sub-Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Moody’s, S&P and other nationally recognized statistical rating organizations (“NRSROs”) are private services that provide ratings of the credit quality of debt obligations, including convertible securities, and preferred stock. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser or a Sub-Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates.

Junk bonds generally offer a higher current yield than that available for investment grade issues. However, below investment grade debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers, and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. At times in recent years, the prices of many below investment grade debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on below investment grade debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such price declines will not recur. The market for below investment grade debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of below investment grade debt securities, especially in a thinly traded market. Changes in the rating of a fixed income security by recognized rating services may affect the value of these investments. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser or a Sub-Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.

Municipal Securities. The Fund may invest in tax-exempt and taxable municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the U.S. or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports). The Fund may invest up to 5% of its total assets in municipal securities of issuers located in any one territory or possession of the U.S.

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes (notes are similar to bonds but have a shorter maturity). General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power. The Fund will not invest more than 25% of its total assets in a single type of revenue bond.

Private activity bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the “full faith and credit” of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasury obligations also include the separate principal and interest components of U.S. Treasury obligations which are traded under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.

Agencies or instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of the Fund are not guaranteed or backed by the United States Government.

When a U.S. Treasury notes or bond is “stripped”, each interest payment provided for by the note or bond and the principal due on the bond or note at maturity trade as separate securities. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates.

Since STRIPS do not entitle the holder to any periodic payments of interest prior to maturity, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than fixed income obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIP security accrue a portion of the discount at which the security was purchased as income each year even though the holder received no interest payment in cash on the security during the year.

Foreign Government Securities. The Fund may invest in fixed income securities issued by foreign governments. Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include fixed income obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank, the European Investment Bank, and the Inter-American Development Bank. Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit.

Corporate Fixed Income Securities. Corporate fixed income obligations include corporate bonds, debentures (an unsecured loan certificate issued by a company, backed by general credit rather than by specified assets), notes (similar to bonds but have shorter-maturities), commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months.

Mortgage-Backed Securities (Generally). Mortgage-backed securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of adjustable-rate mortgages. Mortgage poolers apply qualification standards to lending institutions, which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-backed securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-backed securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-backed security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities’ effective maturities. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investors.

Although the principal and interest payments of certain mortgage-backed securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral.

Government and Agency Mortgage-Backed Securities. There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities themselves. “Ginnie Maes” are Mortgage Pass-Through Certificates issued by GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA’s guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA’s guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA. FNMA is a government-sponsored organization. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA but are not backed by or entitled to the full faith and credit of the U.S. Treasury. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC into conservatorship, and FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. The U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $200 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise; this agreement contains various covenants that severely limit each enterprise’s operation. The U.S. Treasury also announced the creation of a new secured lending facility that is available to FNMA and FHLMC as a liquidity backstop and announced the creation of a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

Privately Issued Mortgage-Backed Securities. Mortgage-backed securities offered by private issuers include pass-through securities consisting of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-backed securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans. Privately-issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

Collateralized Mortgage Obligations. The Fund may invest in collateralized mortgage obligations (“CMOs”) issued by U.S. state and local governments and U.S. private issuers. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA (“Mortgage Assets”). CMOs are multiple-class debt obligations. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as “tranches”) of CMOs have priority over other classes with respect to the receipt of mortgage prepayments. Each tranche is issued at a specific or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues in all tranches on a monthly, quarterly or semi-annual basis. Payments of principal and interest on Mortgage Assets are commonly applied to the tranches in the order of their respective maturities or final distribution dates, so that generally, no payment of principal will be made on any tranche until all other tranches with earlier stated maturity or distribution dates have been paid in full.

Risks of Mortgage-Backed Securities. The value of mortgage-backed securities may be significantly affected by changes in interest rates, the markets’ perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-backed securities depends in part upon the ability of the Adviser or a Sub-Adviser to forecast interest rates and other economic factors correctly. Some mortgage-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-backed securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-backed securities.

In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-backed security will influence the yield of that security, affecting the Fund’s yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent it retains the same percentage of fixed income securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund’s yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-backed securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To lessen the effect of the failures by obligors on mortgage assets to make payments, CMOs and other mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-backed securities, although the credit enhancement may increase the costs of the mortgage-backed securities.

Asset-backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Regular payments received on asset-backed securities include both interest and principal.

Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, although often, to a greater extent.

Risks of Asset-Based Securities. Like mortgages-backed securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Asset-backed securities typically have no U.S. government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities.

Loan Participations. The Fund may purchase participations in commercial loans. These participations may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by U.S. banks or other U.S. financial institutions or lending syndicates.

Risks of Loan Participations. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The loan participations in which the Fund may invest may not be Investment Grade Securities. A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions, which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. If assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing repayment and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise. Investors in loan participations depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the net asset value of the Fund may decline. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan. Loans participations may not be readily marketable and may be subject to restrictions on resale. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price.

Inflation-Indexed Securities. Inflation-protected securities are fixed-income securities whose principal value or interest rate is adjusted periodically according to changes in a specific price index (such as the Consumer Price Index for All Urban Consumers). If the price index falls (deflation), the principal value or interest rate of the securities will be adjusted downward, and, consequently, the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as “TIPs,” are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum of 0%, and the principal value does not change.

Risks of Inflation Indexed Securities. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.

While these securities adjust positively in response to inflation, their value may under certain circumstances decline or underperform relative to other fixed-income securities. The value of these securities generally may still decline in response to an increase in real interest rates. Real interest rates are measured by subtracting the expected rate of inflation from the nominal interest rate of fixed income securities. The value of inflation-indexed securities may also fall if there is a decline in the price index (deflation), which generally will reduce any previous adjustments made to the inflation-indexed securities. Inflation-indexed securities may also underperform other fixed income securities if inflationary expectations exceed the rate of inflation measured by the price index.

Any increase in principal value of inflation-indexed securities caused by an increase in the price index is taxable in the year the increase occurs, even though the Fund generally will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Internal Revenue Code. Also, to the extent that the Fund invests in inflation-indexed securities, income distributions are more likely to fluctuate. There is no assurance that the rate of inflation measured by the relevant price index will correspond to the inflation experienced by an investor.

Variable and Floating Rate Securities. The Fund may invest in variable and floating rate securities. Fixed income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Fund intends to purchase these securities only when the Adviser or a Sub-Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser or a Sub-Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser or a Sub-Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser or a Sub-Adviser monitors the liquidity of the Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Zero-Coupon Securities. Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on the zero-coupon securities must be included ratably in the income of the holder as the income accrues, even though payment has not been received. The Fund distributes all of its net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Adviser or a Sub-Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero-coupon securities is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations which distribute income regularly.

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream. Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. The underwriters of these certificates or receipts generally purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. Government security. The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

Short-term Money Market Instruments. Short-term money market instruments include short-term fixed or variable rate certificates of deposit, time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s (or paper of comparable quality as determined by the Adviser or a Sub-Adviser) or in similar other money market securities, and repurchase agreements. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period.

Certificates of Deposit. Certificates of deposit are issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

Bankers Acceptances. Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are “accepted” by a bank, meaning, in effect, that the issuing bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers’ acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements).

Commercial Paper. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Unless deemed liquid by the Adviser or a Sub-Adviser, variable and floating rate notes with a demand notice period exceeding seven days generally are considered illiquid and, therefore, subject to the Trust’s prohibition on illiquid investments (see “Investment Limitations” below).

Repurchase Agreements. The Fund may enter into repurchase agreements which are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral. For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. government security subject to the repurchase agreement. Repurchase agreements are not considered to be the making of loans for purposes of the Fund’s fundamental investment limitations.

Repurchase transactions also involve credit risk. Credit risk is the risk that a counter-party to a transaction will be unable to honor its financial obligation. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, the Fund may have difficulties in exercising its rights to the underlying securities or currencies, as applicable. The Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss of principal or a decline in interest payments regarding affected securities. Failure by the other party to deliver a security or currency purchased by the Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counter-party reduce counter-party insolvency risk.

G.	Derivatives

Generally. The Fund may engage in transactions involving derivatives including options, futures, rights, warrants and swaps. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying assets, reference rate, or index. The Fund may also engage in forward contracts, also derivatives, which are further discussed in “Foreign Currency Transactions,” below. The Fund may also acquire rights/warrants issued in connection with common/preferred stock or bonds that it may hold.

Options, Futures and Other Strategies-Generally. The Fund may use options (both traded on an exchange and over-the-counter (“OTC”), futures contracts (sometimes referred to as “futures”), swaps, and other derivative securities (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a particular portfolio security, to create a synthetic money market position, for certain tax-related purposes, to close out previously established options and futures positions, to reduce volatility, to enhance income, and to gain market exposure.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations. Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act. In addition to the instruments, strategies and risks described below, the Adviser or a Sub-Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser or a Sub-Adviser develops new investment techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser or a Sub-Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. This SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below.

General Risks of Options, Futures and Other Strategies. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

Successful use of most Financial Instruments may depend upon the Adviser’s or a Sub-Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of market trends by the Adviser or a Sub-Adviser may still not result in a successful transaction. The Adviser or a Sub-Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which may result in the strategy being unsuccessful.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from the imposition of daily price fluctuation limits or trading halts.

As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires or matures. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sells a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Financial

Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

Financial Instruments may entail investment exposures that are greater than their cost would suggest, meaning that a small position in a Financial Instrument could have a large potential impact on the Fund’s performance. Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Risks of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, options, and swap contracts, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. The futures, options, and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of futures, options, and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government action. In particular, the Dodd-Frank Act has changed the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, including Financial Instruments such as swaps. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives markets, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivative transactions. The CFTC and the SEC finalized the definition of “swap” and “security-based swap.”

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. Any new position limits imposed on the Fund or its counterparties as a result of the Dodd-Frank Act and related rules and regulations enacted by the CFTC, the SEC and other federal regulators may impact the Fund’s ability to invest in futures, options, and swaps in a manner that efficiently meets its investment objective. These new requirements, even if not directly applicable to the Fund, including capital requirements and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Cover. Transactions using Financial Instruments, other than purchasing options, expose the Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with their custodian, The Huntington National Bank, N.A. (the “Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. An option contract is a bilateral agreement that permits, but does not obligate the purchaser, in return for a premium paid to the writer (seller) of the option, to buy an asset from (in the case of a call option) or sell an asset to (in the case of a put options) the writer (seller) at the exercise price on or before the expiration date of the contract. The Fund will only write calls on assets it holds in its portfolio (i.e. covered calls). The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange (“CBOE”), the American Stock and Options Exchange (“AMEX”) and other exchanges, as well as the OTC markets. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund additional flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization.

The Fund may close out a call or put written on an asset by purchasing a call or put, respectively, on the asset and with same exercise price and expiration date. To close out a position as purchaser of an option, the Fund may sell the option previously purchased, although it could exercise the option should it deem it advantageous to do so. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Risks of Options on Commodities, Currencies and Securities. The buyer of call and put options risk losing the entire premium paid to purchase the options. The seller (writer) of a call option assumes the risk of a theoretical unlimited increase in the market value of the underlying asset above the exercise price. The seller (writer) of a put option assumes the risk of a theoretical unlimited decline in the market value of the underlying asset below the exercise price.

Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make (in the case of a call option) or take delivery of (in the case of a put option) the underlying asset upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to affect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. The Fund may purchase and write (sell) put and call options on indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices operate consistent with options on a specific asset except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on changes in the value of an individual asset. If the exercise price of a call option is less than the value of the index, the purchaser may exercise the option and receive a cash amount from the seller equal to the difference between the exercise price and the closing price of the index, multiplied by a factor (typically $100), on the date of exercise. If the strike price of a put option exceeds the value of the index, the purchaser may exercise the option and receive a cash amount from the seller equal to the difference between the exercise price and the closing price of the index, multiplied by a factor (typically $100), on the exercise date. Options on indices give the holder the right to receive an amount of cash upon exercise of the option.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the Adviser or a Sub-Adviser, as applicable, are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that the Fund may buy or sell.

Risks of Options on Indices. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures Contracts and Options on Futures Contracts. A futures contract is a bilateral agreement where one party agrees to accept delivery/purchase of an asset (a long position), and the other party agrees to make delivery/sell the asset (a short position), as called for in the contract, on a specified date and at an agreed-upon price (the “Settlement Price”). When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium received, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If the Fund writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures contracts depends upon movements in value of the underlying asset. The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.

Risks of Futures Contracts and Options on Futures Contracts. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

There can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or option position thereon. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Index Futures and Options on Index Futures. The Fund may invest in index futures and options on index futures. A index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying assets comprising the index is made. The Fund may purchase and sell futures contracts only for indices for which it can obtain the best price with consideration also given to liquidity.

Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. The Fund may invest in interest rate futures contracts and purchase options on interest rate futures contracts as a substitute for a comparable market position in the underlying asset or to speculate on the direction of interest rates. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund’s portfolio securities which are the subject of the transaction.

Swap Agreements. The Fund may enter into swap agreements including credit default, currency rate, equity index, interest rate, and total return swap agreements. Swap agreements are individually negotiated bilateral contracts created to gain exposure to of different types of investments or market factors. The term of swap agreement ranging from a few weeks to more than a year. For example, swap agreements may be structured to increase or decrease the Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, baskets of securities or inflation rates. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund had invested directly in the asset that yielded the desired return.

These transactions generally do not involve the delivery of securities or other underlying assets or principal. Most swap agreements entered into by the Fund will require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Fund’s obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Therefore, the risk of loss with respect to swaps is thus limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

Risks of Swap Agreements. Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Additionally, whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s or Sub-Adviser’s ability to correctly predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered illiquid. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for the Fund. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Interest Rate Swaps. Interest rate swaps involve the agreement by one party to make regular payments equal to a floating rate of interest times a “notional principal amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate), in return for payments from the counterparty equal to a fixed rate times the same amount, for a specific period of time. Payments may be made in the same or different currencies.

Forms include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Equity Index Swaps. Equity index swaps involve the exchange between parties of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A party may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Currency Swaps. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If an Adviser or Sub-Adviser is incorrect in its forecasts of market values and currency exchange rates, the Fund’s performance will be adversely affected. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Credit Default Swaps. The buyer of a credit default swap makes periodic premium payments to the seller during the swap term in exchange for the seller agreeing to make certain defined payments to the buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the underlying security whose value may have significantly decreased. As a seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. Credit default swap agreements may involve greater risks than if the Fund had invested in the underlying obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

Total Return Swaps. A total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based fixed or floating rate plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

Rights and Warrants. Warrants are instruments, typically issued with preferred stock or bonds that permit, but do not obligate, the holder to purchase securities at a specified price, usually during a specified period of time. Rights are similar to warrants but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights have no voting rights with respect to securities they entitle the holder to purchase, receive no dividends and have no rights with respect to the assets of the issuer. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for their resale and potential price fluctuations as a result of speculation or other factors. If the underlying security does not rise above the conversion price of the right or warrant, the right or warrant may expire worthless. A warrant becomes worthless if it is not exercised within the specified time period.

H.	Foreign Currency Transactions

The Fund may conduct foreign currency transactions. Foreign currency transactions include purchasing and selling foreign currencies on a spot (i.e. cash) basis, entering into forward or futures contracts to purchase or sell foreign currencies (see “Forward Foreign Currency Contracts” and “Foreign Currency Futures Contracts” below), and purchasing and selling options on foreign currencies (see “Foreign Currency Options” below). Foreign currency transactions may be used to hedge against uncertainty in the level of future foreign currency exchange rates and to increase current return.

Transaction hedging involves entering into foreign currency transactions with respect to specific receivables or payables generally arising in connection with the purchase or sale of portfolio securities. Transaction hedging is used to “lock in” the U.S. dollar price of a security to be purchased or sold, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The goal is to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging involves entering into foreign currency transactions either to protect against: (1) a decline in the value of a foreign currency in which a security to be sold is denominated; or (2) an increase in the value of a foreign currency in which a security to be purchased is denominated.

Neither transaction nor position hedging eliminates fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that can be achieved at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result from the increase in the value of such currency.

Hedging transactions are subject to correlation risk due to the fact that the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be perfectly matched. This is because the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

The cost of currency conversions also may affect the Fund’s investment returns. Although a fee is not charged to convert one currency into another, foreign exchange dealers profit on the spread between the currencies purchased and sold. A dealer may agree to sell a foreign currency at one rate and offer a lesser rate of exchange to repurchase the same currency from the Fund.

Forward Foreign Currency Contracts. A forward foreign currency contract or forward contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Forward contracts are considered to be derivatives.

The Fund may enter into forward contracts to “lock in” the U.S. dollar value of securities/financial interests it has agreed to buy or sell for the period between the trade date and the settlement date. The Fund may also enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the U.S. dollar. In this case, the forward contract would approximate all or a portion of the securities/financial interests of the Fund denominated in that currency.

The precise matching of forward contract amounts and the value of the securities/financial interests involved is generally not possible since the future value of such securities in foreign currencies will change between the date of the contract and the contract’s maturity. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. At the maturity of a forward contract, the Fund may either sell portfolio securities/financial interests and make delivery of the foreign currency, or it may retain the portfolio securities/interest and terminate its obligation to deliver the currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the amount of the foreign currency.

Because it is impossible to forecast with absolute precision the market value of portfolio securities/financial interests at the expiration of a forward contract, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such transaction) if the market value of the securities/financial interests is less than the amount of foreign currency the Fund is required to deliver and a decision is made to sell the securities/interests and deliver the currency. Conversely, it may be necessary to sell on the spot market some of the currency realized from the sale of portfolio securities/interests if the market value thereof exceeds the value of currency obligated to be delivered. If the Fund determines to maintain the portfolio securities/interests and enter into an offsetting forward contract to close out its currency delivery obligations, it will incur a gain or loss if there is movement in the forward contract prices. If an offsetting transaction is taken, the Fund will enter into a forward contract to sell the foreign currency. If forward prices decline between the date of the original forward contract and the offsetting contract, a gain will be realized if the price of currency it has agreed to sell is higher than the price of the currency it has agreed to purchase. If forward prices increase, a loss will be incurred if the price of the currency agreed to be purchased is higher than the price of the currency agreed to be sold. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

Foreign Currency Futures Contracts. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on U.S. exchanges.

At the maturity of a currency futures contract, the Fund may either accept or make delivery of the currency specified in the contract, at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

See generally, “Derivatives” and “Options, Futures and Other Strategies” above.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market (“OTC options”), although options on foreign currencies may also be listed on several exchanges. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

Writing covered call options on currencies may offset some of the costs of hedging against fluctuations in currency exchange rates. For transaction hedging purposes, the Fund may also purchase exchange-listed and OTC put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets. Options contracts are generally valued at the mean of the bid and ask price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded.

See generally, “Derivatives” and “Options, Futures and Other Strategies” above.

H.	Lending Portfolio Securities

The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund will be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which enable the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities collateral. The Fund typically will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

Other risks in lending portfolio securities include possible delay in receiving additional collateral or in the recovery of the loaned securities or the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

I.	Leverage

The Fund may engage in various forms of leverage. Leverage can be employed in a variety of ways including using margin (an amount of cash or eligible securities an investor deposits with a broker when borrowing to buy equity and fixed income securities), selling short equity and fixed income securities, using derivatives and participating in other forms of direct or indirect borrowings.

Generally, leverage creates the risk of magnified capital. Leverage may involve the creation of a liability that requires the payment of interest (or the creation of a liability that does not entail any interest costs (for instance, a futures contract). The risks of leverage include a higher volatility of the NAV of the Fund and the relatively greater effect on the NAV caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income than if the portfolio was not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the use of leverage would result in a lower rate of return than if leverage was not employed. In an extreme case, if the Fund’s or the Fund’s investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund, as applicable, to liquidate certain of its investments at an inappropriate time.

J.	Short Selling

The Fund may make short sales of securities. In a short sale, the Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from as little as one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan.

Short sales by the Fund create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund, in effect, profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends, or interest the Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. Short sales may involve additional transactions costs and other expenses that may exceed the return on the position, which may cause the Fund to lose money.

The Fund shall maintain a segregated account on the books of its custodian in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. This segregation will not limit the Fund’s exposure to loss, and the Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets. If the Fund does not maintain a segregated account, the Fund will “cover” the short sale by owning a call option on the shorted security with a strike price no higher than the price at which the security was sold short.

Short Sales “Against the Box”. Short Sales “Against the Box” are short sales of securities that the Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets. Alternatively, the Fund may cover the short sale by owning a call option on the shorted security with a strike price no higher than the price at which the security was sold short.

K.	When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. After the Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities.

Risks of When-Issued, Delayed Delivery and Forward Commitment Securities. Securities purchased on a forward commitment, or when-issued or delayed delivery basis are subject to changes in value, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates and/or credit spreads. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully or almost fully invested increases the Fund’s leverage which would magnify losses. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Forward commitment transactions may also be conducted on a “to be announced” basis (“TBA Transaction”). In a TBA Transaction, the approximate purchase price is typically disclosed at the time of commitment, not the identity of the underlying security.

Dollar Roll Transactions. Dollar roll transactions are transactions wherein the Fund sells fixed-income securities, typically mortgage-backed securities and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from the Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Risks of Dollar Roll Transactions. In the event that the value of the securities decline between the purchase and settlement date, the Fund will incur a loss. The Fund shall maintain a segregated account containing cash, U.S. government securities or high quality debt instruments (“Liquid Assets”) equal to the value of the purchase commitments associated with all transactions conducted on a when-issued, forward commitment or delayed delivery basis (“Purchase Commitments”). If the value of the Liquid Assets decreases during the period between the commitment and settlement dates, the Fund will add additional Liquid Assets to the segregated account to the Fund’s outstanding purchase commitments. A seller’s failure to complete a transaction may cause the Fund to miss a desired price or yield. In a TBA Transaction, the Fund assumes the risk that the security to be delivered will not be as favorable as originally anticipated.

L.	Borrowing

The Fund may maintain a line of credit with the Trust’s custodian and may borrow up to 5% of its total assets on a temporary or emergency basis. The Fund currently intends to use the line of credit to fund shareholder redemptions and to pay expenses as needed.

Risks of Borrowing. In the event that a credit facility utilized by the Fund is terminated by the third-party lender, the Fund may be required to liquidate investments and be forced to sell investments at unfavorable prices in order to repay outstanding borrowings. The rights of creditors to the assets of the Fund are senior to the Fund’s equity shareholders.

M.	Restricted and Illiquid Securities

Restricted securities are any securities which are subject to restriction on resale under federal securities law, including commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act, loan participations and interests in Private Funds. Illiquid securities are any securities for which there is a limited trading market and may, therefore, be difficult to sell at market value. The Fund intends to treat interests in loan participations and Private Funds as illiquid securities.

Section 4(2) commercial paper is generally sold to institutional investors which agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. Generally, the Trust also considers securities eligible for resale under Rule 144A of the Securities Act of 1933 to be illiquid securities for purposes of the Fund’s investment limitation applicable to illiquid securities.

The Trust believes that Section 4(2) commercial paper and Rule 144A securities may be considered “liquid” if certain criteria are satisfied consistent with procedures adopted by the Board.

Risks of Restricted and Illiquid Securities. Because restricted and illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund.

N.	Temporary Defensive Position

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in cash, money market mutual funds, investment grade short-term money market instruments, U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents. The Fund also may invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

INVESTMENT LIMITATIONS

A.	Fundamental Limitations

The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, dollar rolls and similar transactions consistent with applicable law, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess amount above the fixed percentage will not be a violation of the policy or limitation unless the excess amount results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth above.

If the Fund’s borrowings exceed one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings), such borrowings will be reduced within three days, (not including Sundays and holidays) or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B.	Non-Fundamental

The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations—Fundamental Limitations” above).

Pledging. The Fund not will mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

Illiquid Securities. The Fund will not invest greater than 15% of its net assets in illiquid or restricted securities.

INVESTMENT MANAGEMENT

A.	General Information

Preserver Partners, LLC 8700 Trail Lake Drive West, Suite 105, Memphis, TN 38125, serves as the Fund’s investment adviser. Dr. Floyd Tyler controls the Adviser through his ownership of 97% of the Adviser’s membership interests.

Semper Capital Management, LP, 52 Vanderbilt Avenue, 4th Floor, New York, New York 10017-3851, serves as a Sub-Adviser. Semper’s principal owners are RDP I, LLC (owned by Richard D. Parsons), RSL Capital, LLC (owned by Ronald S. Lauder) and Gregory A. Parsons, who is also the Sub-Advisor’s Chief Executive Officer. Richard D. Parsons also serves on the Sub-Adviser’s Board of Directors. These limited liability companies maintain equity interests in the Sub-Adviser.

B.	Investment Advisory Agreement

Under the terms of the Investment Advisory Agreement with the Trust, the Adviser is primarily responsible for managing the Fund’s investments and providing a continuous investment program for the Fund, subject to the supervision of the Board. The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of average daily net assets of the Fund. The fee, if not waived, is assessed to each Fund class based on average daily net assets for the prior month. The Adviser pays the fees of the Sub-Adviser out of the fees it receives pursuant to the Investment Advisory Agreement. The Sub-Adviser’s fee is calculated as a percentage of the Fund’s average daily net assets but is paid by the Adviser and not the Fund.

The Adviser contractually has agreed to waive its management fee and/or to reimburse certain Fund operating expenses, but only to the extent necessary so that total annual operating expenses, excluding brokerage fees and commissions, expenses incurred under a Rule 12b-1 plan of distribution, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses not incurred in the ordinary course of the Fund’s business and any indirect expenses (such as fees and expenses incurred by other investment companies in which the Fund may invest) of the Fund do not exceed 1.75% of the Fund’s average daily net assets. The contractual agreement with respect to the Fund is in place through December 29, 2017.

The Investment Advisory Agreement and the Investment Sub-advisory Agreement were approved by the Board , including a majority of Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act, or interested parties to the Agreement (collectively, the “Independent Trustees” and, each an “Independent Trustee”), at an in-person meeting held on September 16, 2015. A discussion of the factors that the Board considered in approving the Investment Advisory Agreement and the Investment Sub-advisory Agreement will be included in the Fund’s Semi-Annual Report to shareholders for the semi-annual period ending February 29, 2016.

If the Adviser ceases to act as investment adviser to any Fund or, if the Adviser requests in writing, the Trust shall take prompt action to change the name of the Fund to a name that does not include the term “Preserver.”

C.	Payments to Financial Institutions

The Adviser may pay certain financial institutions (which may include banks, broker-dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of these services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

D.	The Portfolio Managers

Other Accounts Managed By Portfolio Manager. The table below identifies the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: other pooled investment vehicles and other accounts. The Portfolio Manager does not manage any other registered investment companies or any accounts with performance-based advisory fees. Information in the table is shown as of October 31, 2015. Asset amounts are approximate and have been rounded.

Team Member	Pooled Investment Vehicles		Other Accounts
	Number	Market Value	Number	Market Value
Dr. Floyd Tyler	2	$35,000,000	0	$0
Dana Pointer	2	$35,000,000	0	$0

Compensation. Each member of the portfolio management team receives a fixed cash salary. The salary is based upon overall individual contributions to the Adviser’s investment program and the overall financial performance of the Adviser. The member is also eligible to receive an annual discretionary cash bonus. Bonuses are not based on the performance of the Fund or any other account, but is based on the Adviser’s evaluation of the member’s overall individual contributions to the Adviser’s investment program and the overall financial performance of the Adviser. Each member’s entire compensation package is paid by the Adviser and not by any client account.

Ownership of Fund Shares. As of October 31, 2015, each member of the portfolio management team beneficially owned shares of the Fund as summarized in the following table:

Fund/Strategy Team Member	Dollar Range of Beneficial Ownership in the Corresponding Fund as of October 31, 2015
Dr. Floyd Tyler	None
Dana Pointer	None

Potential Conflicts of Interest. As a general matter, certain actual or apparent conflicts of interest may arise in connection with a strategy team member’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the team member is responsible, on the other. For example, the management of multiple accounts may result in a team member devoting unequal time and attention to the management of each account. Although the Adviser does not track the time the Portfolio Manager or a Sub-Adviser spends on a single portfolio, it does periodically assess whether the Portfolio Manager or Sub-Adviser has adequate time and resources to effectively manage all of the accounts for which he is responsible. Moreover, variances in advisory fees charged from account to account may create an incentive for the Portfolio Manager or a Sub-Adviser to devote more attention to those accounts that pay higher advisory fees. It is also possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include those relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from portfolio trades (for example, research, or “soft dollars”).

The Adviser and each Sub-Adviser have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.

TRUSTEES AND OFFICERS

A.	General Information

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is R. Jeffrey Young, who is an “interested person” of the Trust (“Interested Trustee”), as that term is defined under the 1940 Act. No Independent Trustees has been designated as a lead Independent Trustee.

Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 75, death, resignation or removal. Officers are re-elected annually by the Board. The address of each Trustee and officer is 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208.

As of the date of this SAI, the Trustees oversee the operations of 7 series.

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young* Age: 51 CHAIRMAN OF THE BOARD AND TRUSTEE Began Serving: September 2013

Principal Occupation(s): Vice President and Director of Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present); President, Unified Financial Securities, LLC (July 2015 to present) (Trust Distributor); Chairman of the Board, Valued Advisers Trust (June 2010 to present); Chief Executive Officer and President, Valued Advisers Trust (January 2010 to present).

Previous Position(s): President, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (April 2015 to December 2015); Senior Vice President, Huntington Asset Services, Inc. (January 2010 to April 2015); Chief Executive Officer, The Huntington Funds (February 2010 to April 2015); Chief Executive Officer, Huntington Strategy Shares (November 2010 to April 2015); President and Chief Executive Officer, Dreman Contrarian Funds (March 2011 to February 2013); Independent Chair, Valued Advisers Trust (August 2008 to January 2010); Managing Director, WealthStone (investment adviser) (2007 to 2009); Senior Vice President, Operations, BISYS Fund Services (2006 to 2007); Senior Vice President/Vice President, Client Services, BISYS Fund Services (1994 to 2006).

*	Mr. Young is deemed an Interested Trustee because he is President of Unified Financial Securities, LLC, the Trust’s distributor (the “Distributor”).

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Age: 70 TRUSTEE Began Serving: November 2013	Principal Occupations(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); Chief Financial Officer, East West Private, LLC (consulting firm) (March 2009 to present).

Mary M. Morrow Age: 57 TRUSTEE Began Serving: November 2013

Principal Occupations(s): Vice President, Strategic Initiatives, Gateway Heath (January 2015 to present).

Previous Position(s): Consulting Practice Manager, DST Health Solutions (August 2010 to January 2015); Director, Service and Client Relations, EBDS (August 2008 – May 2009); Independent Consultant, Healthcare Servicing May 2009 – August 2010).

Officers. The following table provides information regarding the Officers.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Age: 40 CHIEF EXECUTIVE OFFICER AND PRESIDENT Began Serving: September 2013

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present); Vice President, Valued Advisers Trust (December 2011 to present).

Previous Position(s): Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015); Vice President, The Huntington Funds (February 2010 to April 2015); Vice President, Transfer Agency Operations, Huntington Asset Services, Inc. (2002 to 2008); Employed in various positions with Huntington Asset Services, Inc. (July 1998 to 2002).

Zachary P. Richmond Age: 35 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to present); Treasurer and Chief Financial Officer, Unified Series Trust (August 2014 to present); Treasurer and Chief Financial Officer, Commonwealth International Series Trust (September 2015 to present).

Previous Position(s): Assistant Vice President, Fund Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (January 2011 to December 2015); Assistant Treasurer, Unified Series Trust (2011 to August 2014); Supervisor, Citi Fund Services Ohio, Inc. (2007 to 2011).

John C. Swhear Age: 54 CHIEF COMPLIANCE OFFICER AND ANTI-MONEY LAUNDERING OFFICER Began Serving: September 2013

Principal Occupation(s): Assistant Vice President, Associate Director of Compliance, Ultimus Fund Solutions, LLC (December 2015 to present); Chief Compliance Officer of Unified Financial Securities, LLC (the Distributor) (May 2007 to present); Vice President of the Unified Series Trust (January 2016 to present); and Chief Compliance Officer, Anti-Money Laundering Officer and Vice President of Valued Advisers Trust (May 2007 to present).

Previous Position(s): Director, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (May 2014 to December 2015); Vice President of Legal Administration and Compliance, Huntington Asset Services, Inc. (April 2007 to December 2015); President, Unified Series Trust (August 2013 to January 2016); Interim President, Unified Series Trust (March 2012 to August 2013); Senior Vice President, Unified Series Trust (May 2007 to March 2012); Secretary, The Huntington Funds (April 2010 to February 2012).

Stacey Havens Age: 50 VICE PRESIDENT Began Serving: September 2013	Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present).

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Previous Position(s): Vice President, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (July 1993 to December 2015).

Tiffany R. Franklin Age: 40 SECRETARY Began Serving: December 2015

Principal Occupation(s): Senior Paralegal, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Paralegal, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (April 2012 to December 2015); Assistant Secretary, Capitol Series Trust (September 2013 to December 2015); Assistant Secretary, The Huntington Funds, (November 2012 to December 2015); Assistant Secretary, Huntington Strategy Shares (November 2012 to December 2015); Secretary, Huntington Strategy Shares (December 2015 to March 2016); Secretary, The Huntington Funds (December 2015 to April 2016); Florida Registered Paralegal, Anton Legal Group (February 2007 to June 2011); previously employed as a Paralegal in various capacities for private practice law firms in Indiana.

B.	Qualifications of the Trustees

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

R. Jeffrey Young – Mr. Young has over 20 years of experience in the financial services industry, including as an officer and trustee of other mutual funds. He also has extensive experience in an executive management role with two different mutual fund servicing companies, including the Trust’s administrator. Mr. Young was selected to serve as Trustee of the Trust based primarily on his extensive knowledge of mutual fund operations, including the regulatory framework under which the Trust must operate.

Mr. Walter B. Grimm – Mr. Grimm has over 19 years of experience in the financial services industry, including as a trustee of other mutual funds and as the head of Client Services and Relationship Management areas for a mutual fund servicing company. Mr. Grimm was selected to serve as Trustee of the Trust based primarily on his extensive knowledge of mutual fund operations.

Ms. Mary M. Morrow – Ms. Morrow has over 25 years of experience in customer service, processing operations, and systems implementation experience both in the managed care and financial services arenas. Prior to work in the managed care arena, Mr. Morrow served as the Vice President in charge of Business Applications for a large mutual fund company and as a Senior Vice President of Transfer Agency Operations for a mutual fund services provider. Ms. Morrow was selected to serve as a Trustee of the Trust based primarily on her significant corporate experience as well as her operational knowledge of mutual fund operations.

C.	Risk Management

The overall management and affairs of the Trust are supervised by the Board. The Board consists of three individuals. The Trustees are fiduciaries and are governed by the laws of the State of Ohio in this regard. The Board establishes policies for the operation of the Trust and appoints the officers who conduct the daily business of the Trust. The Board provides oversight over the management and operations of the Trust. The day-to-day responsibility for the management and operation of the Trust is the responsibility of various officers and service providers to the Trust and its individual series, such as the Adviser, Distributor, administrator, Custodian, and Transfer Agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, a Sub-Adviser,

Distributor, administrator, Custodian and Transfer Agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In all cases, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is comprised of two Independent Trustees – Mr. Walter Grimm and Ms. Mary Morrow – and one Interested Trustee – Mr. R. Jeffrey Young. Accordingly, two-thirds of the members of the Board are Independent Trustees and are not affiliated with any investment adviser to the Trust or their respective affiliates or other service providers to the Trust or any Trust series. The Board has established three standing committees, an Audit Committee, a Nominating Committee and a Valuation Committee, which are discussed in greater detail below. Each of the Audit Committee, Nominating Committee and Valuation Committee are comprised entirely of Independent Trustees.

As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, the Nominating Committee and the Valuation Committee as described below:

•	The Audit Committee consists of all of the Independent Trustees. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board.

•	The Nominating Committee consists of all of the Independent Trustees. The Nominating Committee is responsible for identifying and nominating Trustee candidates to the full Board. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of Capitol Series Trust.

•	The Valuation Committee consists of all of the Independent Trustees. The Valuation Committee is responsible for reviewing and approving fair valuation determinations.

The Audit Committee generally meets at least annually. The Audit Committee reviews reports provided by administrative service providers, legal counsel and independent accountants. The Nominating Committee and Valuation Committee meet as needed. The Committees report directly to the Board. As of the date of this SAI, the Audit Committee met one time with respect to matters relating to the Fund. As of the date of this SAI, the Nominating Committee and Valuation Committee have not convened with respect to matters relating to the Fund. The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee. In addition, the inclusion of all Independent Trustees as members of the Audit Committee, Nominating Committee and Valuation Committee allow all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes.

The Independent Trustees have engaged their own independent legal counsel to provide advice on regulatory, compliance and other topics. In addition, the Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. He reports to the Board at least quarterly any material compliance items that have arisen, and annually he provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub-advisers. Periodically the CCO provides reports to the Board that:

•	Assess the quality of the information the CCO receives from internal and external sources;

•	Assess how Trust personnel monitor and evaluate risks;

•	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;

•	Consider feedback from and provide feedback regarding critical risk issues to administrative and advisory personnel responsible for implementing risk management programs; and

•	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

The Trustees meet on a quarterly basis, typically for 1-2 days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees may participate in teleconferences to review and discuss 15(c) materials, and to interview advisers and sub-advisers whose contracts are up for renewal at the next regularly scheduled Board meeting. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

•	Fund Performance/Morningstar Report/Portfolio Manager’s Commentary

•	Code of Ethics review

•	NAV Errors, if any

•	Distributor Compliance Reports

•	Timeliness of SEC Filings

•	Dividends and other Distributions

•	List of Brokers, Brokerage Commissions Paid and Average Commission Rate

•	Review of 12b-1 Payments

•	Multiple Class Expense Reports

•	Anti-Money Laundering/Customer Identification Reports

•	Administrator and CCO Compliance Reports

•	Market Timing Reports

From time to time, one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board meetings to discuss various topics.

The Board has not adopted a formal diversity policy. When soliciting future nominees for Trustee, the Nominating Committee will make efforts to identify and solicit qualified minorities and women.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; and the distribution arrangements of the funds. At least annually, the Trustees conduct an assessment of the Board’s and their individual effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

D.	Trustee Ownership of Shares of the Fund and of the Fund Complex

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2015.

Trustee	Dollar Range of the Fund’s Shares	Aggregate Dollar Range of Shares of All Series Within the Trust**
Interested Trustee
R. Jeffrey Young	$0	$1 – $10,000
Independent Trustees
Walter B. Grimm	$0	$1 - $10,000
Mary M. Morrow	$0	$0

**	The Trust currently consists of 7 series.

Set forth below is the annual compensation paid to the Independent Trustees and by the Trust on an aggregate basis. No Interested Trustee or officer receives compensation from the Trust although all Trustee and officer travel expenses incurred to attend Board and committee meetings are reimbursed. Trustees’ fees and Trustee and officer reimbursable travel expenses are Trust expenses and the Fund incurs its share of such expenses, which are allocated among the Funds in such manner as the Trustees determine to be fair and equitable.

Trustee	Compensation from the Fund*	Total Compensation From Trust*
Interested Trustee
R. Jeffrey Young	None	None
Independent Trustees
Walter B. Grimm	$2,029	$8,200
Mary M. Morrow	$2,029	$8,200

*	Estimated compensation for current fiscal year.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 31, 2015, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Fund and each Fund class.

As of October 31, 2015, no shareholders of record owned 5% or more of the Fund class. From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of October 31, 2015, no shareholders may be deemed to control the Fund. “Control” for this purpose is the ownership of more than 25% or more of the Fund’s voting securities. The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a) (9) of the 1940 Act. A controlling shareholder could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of long-term purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. Although the Fund’s annual portfolio turnover rate cannot be accurately predicted, the Adviser anticipates that the Fund’s portfolio turnover rate normally will be below 100%. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one year period. High turnover involves correspondingly greater commission expenses and transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see “Taxes”).

The Fund does not intend to use short-term trading as a primary means of achieving its investment objectives. Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Ultimus Asset Services, LLC, subject to oversight by the CCO and, ultimately, by the Board. When you open an account with the Fund, the transfer agent will request that you provide your name, physical address, date of birth, Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to confirm the identity of all persons opening an account with the Fund. The Fund reserves the right to (1) refuse, cancel or rescind any purchase order, (2) freeze any account and/or suspend account activities, or (3) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken upon authorization of the Trust’s anti-money laundering officer if they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Adviser is responsible for the Fund’s portfolio decisions, with a Sub-Adviser being responsible for portfolio decisions with respect to the assets that it manages and the Adviser and a Sub-Adviser are responsible for placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser and a Sub-Adviser seek the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser and a Sub-Adviser generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser and a Sub-Adviser are specifically authorized to select brokers or dealers to provide brokerage and research services to the Fund and/or the other accounts over which it exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if each determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction, or the Adviser or Sub-Adviser’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion.

Research services include securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser or a Sub-Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser or a Sub-Adviser in connection with its services to the Fund.

Purchases and sales of equity securities traded on an exchange are typically executed through broker-dealers that charge a commission. Commission rates are negotiable. Over-the-counter equity transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and ask prices.

CODE OF ETHICS

The Trust, the Adviser, the Sub-Adviser and the Fund’s principal underwriter have each adopted a Code of Ethics (the “Codes”) pursuant to Rule 17j-1 of the 1940 Act and the Adviser’s and each Sub-Adviser’s Code of Ethics also conform to Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain copies of the Codes from the Trust, free of charge, by calling Shareholder Services at (844) 838-2119.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. The Fund may also post its top ten portfolio positions as well as certain other portfolio characteristics such as sector or geographic weightings as of each month end on its website at www.preserverfunds.com within 30 days of that month end. The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, each Sub-Adviser, Distributor, Transfer Agent, fund accountant, administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements with the Fund and their agents, and prospective or newly hired third party servicing agents, including the Advisers or Sub-Advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective third party servicing agents without any time lag. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (1) confidentiality clauses in written agreements, (2) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (3) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships), or (4) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Trust does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances, portfolio holdings as of a month end will be supplied within approximately 25 days after that month end. The Rating Agencies may make the Fund’s top portfolio holdings and other portfolio characteristics available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Adviser, a Sub-Adviser, nor any of their affiliates receives any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. Prior to disclosing portfolio holdings information to Rating Agencies, the CCO must find that: (1) the Fund has a legitimate business purpose for releasing the information in advance of release to all shareholders or the general public; and (2) the disclosure is in the best interests of shareholders.

Upon approval of the CCO, the Fund may also disclose portfolio information pursuant to regulatory request, court order or other legal proceeding.

The Trustees have adopted Portfolio Holdings Disclosure Policies (“Disclosure Policies”) detailing the circumstances under which the Fund’s portfolio holdings may be disclosed to third parties. The Disclosure Policies permit the Fund to adopt its own portfolio holdings disclosure policies, as set forth herein, that are consistent with the Disclosure Policies (“Fund Policies”). Prior to approving the Disclosure Policies and the Fund Policies, the Trustees considered the circumstances under which the Fund may disclosure its portfolio holdings as well as conflicts of interest between the Fund’s shareholders and the Adviser, the Sub-Adviser, the Distributor, or any affiliated person of the Fund, the Adviser, the Sub-Adviser or the Distributor resulting from such disclosures (“Conflicts”), and determined that the disclosure of portfolio holdings information under such circumstances were in the best interests of the Fund.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the CCO and the specific approval of the Board. The Adviser or Sub-Adviser must submit any proposed arrangement pursuant to which it intends to disclose the Fund’s portfolio holdings to the CCO, who will review such arrangement and any Conflicts to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser, Sub-Adviser and any of their affiliated persons are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

To oversee the Disclosure Policies and the Fund Policies, the Trustees consider reports and recommendations by the CCO regarding the adequacy and implementation of the compliance programs of the Trust and its service procedures adopted pursuant to Rule 38a-1 under the 1940 Act. The Trustees reserves the right to amend the Disclosure Policies at any time without prior notice to shareholders in its sole discretion

DETERMINATION OF NET ASSET VALUE

You may purchase or redeem shares of the Fund class at the net asset value of those shares next calculated after the Transfer Agent receives your request in proper form, plus (or minus, in the case of a redemption) any applicable sales charge. For information concerning the purchase, redemption, and exchanges of Fund shares, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’ s Prospectus and in this SAI.

The Fund may authorize one or more brokers and other intermediaries to receive, on its behalf, purchase and redemption orders. Such brokers would be permitted to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund class’ net asset value next computed, plus (or minus, in the case of a redemption), after the orders are received by an authorized broker or such broker’s authorized designee, and accepted by the Fund.

The price (net asset value) of the shares of the Fund class is determined as of the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m., Eastern time on each day the Trust is open for business. The Trust is open for business on every day on which the NYSE is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

An exchange-traded equity security (including an exchange traded fund) is generally valued by a pricing service at the last quoted sale price provided by market in which the security principally trades. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. Debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills having a maturity of less than 60 days may be valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity. Shares of mutual funds are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day.

Foreign securities are priced in their local currencies as of the close of their primary exchange or market or as of the close of the NYSE, whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars using the applicable currency exchange rates as of the close of the NYSE as provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the times as of which determination of such values or exchange rates are made and the time as of which the NAV of each Fund class is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Fund’s Board.

When market quotations are not readily available, when the Adviser determines that the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined in good faith according to procedures established by and subject to review by the Board. The Board annually approves the pricing services used by the fund accounting agent. “When-issued” or “TBA” debt securities are debt securities traded prior to the time they are issued. If the pricing service does not provide a price for these securities they will be valued at fair value consistent with the Trust’s valuation procedures. A Pricing Committee is convened to determine a security’s fair value, as needed. Fair valued securities held by the Fund (if any) are reviewed by the Board on a quarterly basis.

The NAV per share of each Fund class is determined by taking the market value of that Fund class’ total assets (including interest and dividends accrued but not yet received), subtracting the class’ liabilities (including accrued expenses), and then dividing the result (net assets) by the number of outstanding shares of the Fund class at such time. Institutional Shares are offered for purchase at their Net Asset Value per Share which is calculated as follows:

Net Asset Value Per Share	=	Net Assets
Shares Outstanding

REDEMPTION IN-KIND

The Fund intends to redeem shares in cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV, pursuant to an election filed by the Trust under Rule 18f-1 of the 1940 Act, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, and intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its taxable dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If the Fund does qualify as a RIC but (in a particular calendar year) distributes less than 98% of its ordinary income and 98.2% of its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund. In such event, dividend distributions would be taxable to shareholders to the extent of the applicable Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from (collectively, “Qualifying Income”): (1) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) ); and (2) net income from a qualified publicly traded partnership (the “Income Requirement”). A qualified publicly traded partnership (“QPTP) is defined as a “publicly traded partnership” (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) that derives less than 90% of its gross income from income described in clause (1); (the “Income Requirement”);

•	Diversify its assets so that at the close of each quarter of its taxable year: (1) at least 50% of the value of its total assets must consist of cash and cash items, government securities, securities of other registered investment companies, and securities of other issuers, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of a QPTP being considered voting securities for these purposes); and (2) no more than 25% of the value of its total assets may be invested in (a) the securities of any one issuer (other than government securities and securities of other RICs, (b) the securities (other than securities of other RICs) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (c) the securities of one or more QPTPs (the “Asset Diversification Requirement”); and

•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

Pursuant to the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), if the Fund fails the Income Requirement test for a taxable year, it will nevertheless be considered to have satisfied the test for such year if (1) the Fund satisfies certain procedural requirements and (2) the Fund’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the Fund for the taxable year in which, absent the application of this provision, it would have failed the gross income test equal to the amount by which (1) the Fund’s non-qualifying gross income exceeds (2) one-ninth of the Fund’s qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, if the Fund fails the Asset Diversification Requirement as of the end of a quarter, it will nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the Fund’s failure to satisfy the Asset Diversification Requirement at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (1) one percent of the total value of the Fund’s assets at the end of such quarter and (2) $10,000,000 (a “de minimis failure”), the Fund will be considered to have satisfied the Asset Diversification Requirement as of the end of such quarter if, within six months of the last day of the quarter in which the Fund identifies that it failed the Asset Diversification Requirement (or such other prescribed time period), the Fund either disposes of assets in order to satisfy the Asset Diversification Rest, or otherwise satisfies the Asset Diversification Requirement.

In the case of a failure to satisfy the Asset Diversification Requirement at the end of a quarter in a case that does not constitute a de minimis failure, the Fund will nevertheless be considered to have satisfied the Asset Diversification Requirement as of the end of such quarter if (1) the Fund satisfies certain procedural requirements; (2) the Fund’s failure to satisfy the Asset Diversification Requirement is due to reasonable cause and not due to willful neglect; and (3) within six months of the last day of the quarter in which the Fund identifies that it failed the Asset Diversification Requirement (or such other prescribed time period), the Fund either disposes of assets in order to satisfy the Asset Diversification Requirement, or otherwise satisfies the Asset Diversification Requirement. However, in this case, a tax is imposed on the Fund, at the current rate of 35%, on the net income generated by the assets that caused the Fund to fail the Asset Diversification Requirement during the period for which the Asset Diversification Requirement was not met. However, in all events, such tax will not be less than $50,000.

The Fund intends to distribute net investment income on an annual basis. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. Generally, you are not subject to Federal income tax on the Fund’s distributions of its tax-exempt interest income other than the AMT.

The Fund’s distributions of taxable interest, other investment income and short-term capital gain, whether or not reinvested, are taxable to you as ordinary income, except as described below.

The Fund will normally distribute net realized capital gains, if any, to its shareholders once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. The Fund’s taxable distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal income tax. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates for Federal income tax purposes; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates for Federal income tax purposes regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Taxable Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the taxable dividends the Fund pays (other than capital gain distributions and any dividends received from any REIT in which the Fund invests) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the AMT.

A portion of the periodic returns distributed to the Fund by entities in which it invests may be attributable to return of capital. The Fund may pass through return of capital distributions received from these entities to its shareholders. The tax treatment of the Fund’s receipt of and distribution of return of capital to shareholders is as follows:

(1)	Return of capital received by the Fund from the entities in which it invests is a tax-deferred distribution. The distribution of return of capital to the Fund by an entity in which the Fund invests decreases the Fund’s basis in its investment in that entity. If the Fund sells its investment in that entity in excess of its basis therein, the Fund will incur a taxable gain that ultimately will be passed on to shareholders;

(2)	Return of capital paid by the Fund to its shareholders is also a tax-deferred distribution. The distribution of return of capital to shareholders will decrease the basis of each shareholder’s investment in the Fund. If a shareholder sells its investment in the Fund in excess of its basis therein, the shareholder will incur a taxable gain.

Since any payment of return of capital to the Fund by an entity in which it invests or by the Fund to a shareholder decreases the Fund’s basis of its investment in that entity and the shareholder’s basis in its investment in the Fund, respectively, the gain incurred by the Fund and the shareholder may be higher than if no return of capital had been paid.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s taxable distributions are taxable to you in the year you received them. However, any taxable dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carry forwards. Capital losses incurred generally may be carried forward to offset any capital gains.

Derivative Investments. When a put or call option purchased by the Fund expires unexercised, the premium it paid gives rise to short-term or long-term capital loss at the time of expiration (depending on the length of the exercise period for the option). When the Fund exercises a call option, the basis in the underlying security is increased by the amount of the premium it paid for the option. When the Fund exercises a put option, the gain (or loss) from the sale of the underlying security is decreased (or increased) by the premium it paid for the option. When a put or call option written by the Fund is exercised, the purchase price (or the selling price in the case of a call) of the underlying security is decreased (or increased in the case of a call) for tax purposes by the premium received.

Certain derivatives in which the Fund invests may be subject to Code section 1256 (“Section 1256 contracts”). Any Section 1256 contracts the Fund holds at the end of its taxable year (and generally for excise tax purposes on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss; however, certain foreign currency gains or losses arising from Section 1256 contracts will be treated as ordinary income or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay the distributions. The Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.

Any option, futures contract, forward contract or other position entered into or held by the Fund in conjunction with any other position it holds may constitute a “straddle” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character, and timing of the Fund’s gains and losses with respect to the straddle positions by requiring, among other things, that (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other positions in the straddle, (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term rather than long-term capital gain), (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss, and (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses. In addition, the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Foreign Investments. Gains or losses attributable to fluctuations in exchange rates that occur between the time that the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary losses. Similarly, gains or losses from the disposition of a foreign currency, or from the disposition of a fixed-income security or a forward contract denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of its disposition, also are treated as ordinary income or ordinary losses. These gains or losses increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” for federal tax purposes (a “PFIC”) and the Fund does not make either of the elections described in the next two paragraphs, it will be subject to federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if it distributes such income as a taxable dividend to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for the taxable year: (1) at least 75% of its gross income is derived from “passive income” (including interest and dividends) or (2) an average of at least 50% of the value (or adjusted tax basis, if elected) of its assets produce, or are held for the production of, “passive income.” The Fund’s distributions of income from any PFICs will not be eligible for the 15% and 20% maximum federal income tax rates on individual shareholders’ “qualified dividend income” described in the Prospectus.

The Fund could elect to “mark to market” its stock in a PFIC. Under such an election, the Fund would include in gross income (and treat as ordinary income) each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of that adjusted basis over that fair market value, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts so included, as well as gain realized on the disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.

If the Fund purchases shares in a PFIC and elects to treat the PFIC as a “qualified electing fund,” the Fund would be required to include in its income each taxable year its pro rata share of the ordinary income and net capital gains of the PFIC, even if the income and gains were not distributed to the Fund. Any such income would be subject to the Distribution Requirement and the calendar year excise tax distribution requirement described above. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek not to invest in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and it reserves the right to make such investments as a matter of its investment policy.

Investment income received by the Fund from sources within foreign countries and U.S. possessions (collectively, “foreign sources”) and gains that the Fund realizes on the disposition of foreign securities may be subject to foreign income, withholding, or other taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested within various countries will vary.

LLC/LP Investments. The Fund may invest in LLCs and LPs that are classified for federal tax purposes as partnerships. An LLC or LP in which the Fund invests may be (1) a “publicly traded partnership” (that is, a partnership the interests in which are “traded on an established securities market” or “readily tradable on a secondary market (or the substantial equivalent thereof)”) (a “PTP”) or (2) a non-PTP at least 90% of the income of which satisfies the Income Requirement. Certain of those PTPs will be QPTPs.

If an LLC or LP in which the Fund invests is a QPTP, all its net income (regardless of source) would be qualifying income for the Fund under the Income Requirement. The Fund’s investment in QPTPs (including MLPs), together with certain other investments, however, may not exceed 25% of the value of its total assets in order to satisfy the Asset Diversification Requirement. In addition, if the Fund holds more than 10% of a QPTP’s (including MLPs) equity securities, none of those securities will count toward its satisfying those requirements.

With respect to non-QPTPs, (1) if the LLC or LP is treated for federal tax purposes as a corporation, distributions from it to the Fund would likely be treated as “qualified dividend income” and disposition of the Fund’s interest therein would be gain from the disposition of a security, or (2) if the LLC or LP is not treated as a corporation, the Fund would be treated as having earned its proportionate share of each item of income the LLC or LP earned. In the latter case, the Fund would be able to treat its share of the entity’s income as qualifying income under the Income Requirement only to the extent that income would be qualifying income if realized directly by the Fund in the same manner as realized by the LLC or LP.

Certain LLCs and LPs (e.g., private funds) in which the Fund invests may generate income and gains that are not qualifying income under the Income Requirement.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning.

Prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund’s investments. The custodian acts as the Fund’s depository, safekeeps the Fund’s portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

For its custodial services, the custodian receives a monthly fee from the Fund based on the market value of the assets under custody. The monthly fee is equal to an annual rate: of 0.0100% of the first $100 million of the Fund’s market value; 0.0075% of the Fund’s market value in excess of $100 million and of less than $200 million; and 0.0050% of the Fund’s market value in excess of $200 million (subject to minimum annual fees). The custodian also receives asset-based administration and safekeeping fees for securities custodied outside the U.S. as well as various transaction-based fees. The fees paid to the custodian by the Fund are subject to a $400 monthly minimum fee per Fund account.

TRANSFER AGENT, FUND ACCOUNTING AGENT, AND ADMINISTRATOR

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Asset Services, LLC, (“UAS”) 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, UAS serves as Transfer Agent and shareholder services agent, fund accounting agent, and administrator for the Funds. UAS is a wholly-owned subsidiary of Ultimus Fund Solutions, LLC.

As transfer agent and shareholder services agent, UAS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. As fund accounting agent, UAS calculates the daily net asset value per share and maintains the financial books and records of the Fund. As administrative services agent for the Trust, UAS supplies non-investment related administrative and compliance services for the Fund. UAS prepares tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board.

For its transfer agency services to the Funds, UAS receives a yearly fixed amount per shareholder account, subject to yearly minimum fees per portfolio and/or share class. UAS is also entitled to receive additional amounts that may be activity or time-based charges, account/transaction fees related to the administration of the Trust’s Anti-Money Laundering Compliance Program plus reimbursement for out-of-pocket expenses. For its administration/fund accounting services to the Fund, UAS receives a monthly fee equal to 0.12% of the first $100 million in the Fund’s average daily net assets; 0.08% of the Fund’s average daily net assets from $100 million to $250 million; 0.05% of the Fund’s average daily net assets over $250 million to $1 billion; and 0.025% of the Fund’s average daily net assets over $1 billion (subject to minimum annual fees [per Fund share class]). In addition, the Fund pays UAS’s out-of-pocket expenses including, but not limited to, literature fulfillment services; statement, confirmation and tax form production; record storage, telephone and mailing charges, bank fees; special reports; and edgarization fees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of KPMG LLP, 191 West Nationwide Boulevard, Suite 500, Columbus, OH 43215, has been selected as the Independent Registered Public Accounting Firm for the Fund for its fiscal year ending August 31, 2016. KPMG LLP provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings.

DISTRIBUTOR

Pursuant to a Distribution Agreement between the Trust, on behalf of the Fund, the Adviser and Unified Financial Securities, LLC, 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208, the Distributor is the exclusive agent for distribution of shares of the Fund. The Distributor is a wholly owned subsidiary of Ultimus Fund Solutions, LLC. Certain officers of the Trust also are officers of the Distributor. As a result, such persons may be deemed to be affiliates of the Distributor.

Under the Distribution Agreement, the Distributor is obligated to sell the shares of the Fund on a best efforts basis. Shares of the Fund are offered to the public on a continuous basis.

Pursuant to the Distribution Agreement, the Distributor also agrees to (1) review all proposed advertising materials and sales literature for compliance with applicable laws and regulations, and file with appropriate regulators those advertising materials and sales literature it believes are in compliance with such laws and regulations; (2) enter into agreements with such qualified broker-dealers and other financial intermediaries (the “Financial Intermediaries”), as requested by the Fund in order that such Financial Intermediaries may sell shares of the Fund; (3) prepare reports for the Board regarding its activities under the agreement and payments made under the Fund’s Rule 12b-1 Distribution Plan as from time to time shall be reasonably requested by the Board; and (4) monitor amounts paid under Rule 12b-1 plans and pursuant to sales loads to ensure compliance with applicable FINRA rules. For these services, the Adviser pays the Distributor a basis point fee, subject to an annual minimum fee.

Distribution Plan – Retail Shares

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Retail Shares. The Plan will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

Under the Plan, the Retail Shares of the Fund pays an aggregate fee to the Distributor, the Adviser or other financial institutions of up to 0.25% of the Retail Shares’ average daily net assets for the promotion and distribution of the Fund’s Retail Shares and/or the provision of shareholder services to the Retail Shares shareholders. These services include, but are not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of Retail Shares, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). Because these fees are an ongoing expense, over time they reduce the net investment results of the Retail Shares of the Fund and may cost more than paying other types of sales charges. Mr. Young may be deemed to have an interest in the operations of the Plan as a Principal of the Distributor.

The Plan is a compensation plan, which means that compensation is provided regardless of whether 12b-1 Expenses are actually performed. Accordingly, the 12b-1 Expenses of the Retail Shares of the Fund may be less than fees paid out by the class under the Plan.

The Trustees expect that the Plan will significantly enhance the Fund’s ability to expand distribution of the Retail Shares of the Fund. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

PROXY VOTING POLICIES

The Trust, the Adviser and each Sub-Adviser have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser or a Sub-Adviser (with respect to the assets that it invests). In each case, proxies will be voted in accordance with the Adviser’s or Sub-Adviser’s proxy voting policy, subject to the supervision of the Board.

The Trust’s policy provides that if a proxy proposal raises a material conflict of interest between the interests of the Adviser or a Sub-Adviser, the Trust’s principal underwriter, or an affiliated person of the Fund, the Adviser, a Sub-Adviser or a principal underwriter and that of the Fund (a “Conflict”), the Adviser or Sub-Adviser shall resolve such conflict by: (1) voting the proxy consistent with a pre-determined voting policy for various types of proposals (“Pre-Determined Voting Policy”) if the Adviser or Sub-Adviser has little or no discretion to deviate from such policy with respect to the proposal in question; or (2) disclosing the conflict to the Board and obtain the Board’s consent to the proposed vote prior to voting on such proposal if the Adviser has discretion to deviate from its Pre-Determined Voting Policy or does not maintain a Pre-Determined Voting Policy. Under the policy, the Board may vote a proxy subject to a Conflict disclosed by the Adviser or Sub-Adviser based on the recommendation of an independent third party.

The Adviser’s and each Sub-Adviser’s proxy voting policies and procedures state that all proxies are considered and voted on a case-by-case basis. In voting proxies on behalf of clients, the Adviser or Sub-Adviser is guided by general fiduciary principles and its goal is to act prudently and solely in the best interest of its shareholders. The Adviser or Sub-Adviser relies on its portfolio manager(s) to make the final decision on how to cast proxy votes consistent with the Adviser’s or Sub-Adviser’s proxy voting procedures.

When exercising its voting responsibilities, the Adviser or Sub-Adviser generally votes with management on governance matters that foster good corporate governance practices (e.g. the election of directors if a majority of the board of directors will continue to be comprised of independent directors). With respect to matters relating to capital structure, the Adviser or Sub-Adviser will typically support any offer to repurchase shares and any proposal to increase authorized common shares or to issue a new class of securities if shareholder interests are not disadvantaged. The Adviser or Sub-Adviser, however, will generally vote against: (1) equity compensation that it believes to be excessive or that significantly dilutes shareholder equity; (2) any proposal that limits shareholder rights; and (3) any proposal that discourages a takeover of a company.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling Shareholder Services at (844) 838-2119 and (2)  on the SECs website at http://www.sec.gov.

FINANCIAL STATEMENTS

Financial statements are not available because the Fund has not been in operation for a full fiscal year as of the date of this SAI.